UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                              _________________________


                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




           Date of Report (Date of earliest event reported) March 24, 1999
                                                            --------------

                                NEWELL RUBBERMAID INC.
                   -----------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                 Delaware               1-9608             36-3514169
                 --------               ------             ----------
             (State or Other         (Commission          (IRS Employer
             Jurisdiction of         File Number)      Identification No.)
              Incorporation)


                 29 East Stephenson Street, Freeport, Illinois 61032
                -----------------------------------------------------
                (Address of Principal Executive Offices)   (Zip Code)


          Registrant's telephone number, including area code (815) 235-4171
                                                             --------------



                                      NEWELL CO.
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)





          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

               On March 24, 1999, Newell Co., a Delaware corporation (the "Registrant"), completed its previously announced merger with Rubbermaid Incorporated, an Ohio corporation ("Rubbermaid"). Pursuant to the Agreement and Plan of Merger, dated as of October 20, 1999 (the "Merger Agreement"), among the Registrant, Rooster Company, a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"), and Rubbermaid, Merger Sub merged with and into Rubbermaid and Rubbermaid became a wholly owned subsidiary of the Registrant (the "Merger"). As a result of the Merger, each outstanding share of Rubbermaid common stock was converted into 0.7883 of a share of Newell common stock, with cash to be paid in lieu of the issuance of fractional shares of Newell common stock. Under the terms of the Merger Agreement, each option to acquire Rubbermaid common stock was also converted on the same basis into an option to acquire Newell common stock. The exchange ratio and other terms of the Merger Agreement were determined through arm's length negotiations between representatives of the Registrant and Rubbermaid.

               The Merger was treated as a tax-free reorganization for federal income tax purposes and will be accounted for under the pooling-of-interests method of accounting. The text of the joint press release of the Registrant and Rubbermaid issued on March 24, 1999 relating to the completion of the Merger is filed herewith as Exhibit 99.1.

               In connection with the Merger, the Registrant also amended its Restated Certificate of Incorporation to change its corporate name from "Newell Co." to "Newell Rubbermaid Inc." The text of the Restated Certificate of Incorporation, as amended, is filed herewith as Exhibit 3.1.

               Pursuant to the Merger Agreement, the Registrant's board of directors now consists of the following members: William P. Sovey (Chairman); John J. McDonough; Wolfgang R. Schmitt; Tom H. Barrett; Scott S. Cowen; Alton F. Doody; Thomas J. Falk; Daniel
          C. Ferguson; Thomas A. Ferguson, Jr.; Robert L. Katz; William D. Marohn; Elizabeth Cuthbert Millett; Cynthia A. Montgomery; Allan
          P. Newell; and Gordon R. Sullivan.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  Financial Statements of Businesses Acquired.

               The audited consolidated financial statements of Rubbermaid as of December 31, 1997 and for the years ended December 31, 1997, 1996 and 1995 have previously been filed with the Securities and Exchange Commission (the "Commission") as part of the Registrant's Form 8-K/A dated November 20, 1998 and are incorporated herein by reference.








               The unaudited consolidated financial statements of Rubbermaid as of October 2, 1998 and for the periods ended October 2, 1998 and September 30, 1997 have previously been filed with the Commission as part of Rubbermaid's Quarterly Report on Form 10-Q for the quarter ended October 2, 1998 and are incorporated herein by reference.

               (b)  Pro Forma Financial Information.

               The unaudited pro forma financial information of the Registrant as of and for the year ended December 31, 1998 has previously been filed with the Commission as part of the Registrant's Form 10-K for the year ended December 31, 1998 and is incorporated herein by reference.

               The unaudited pro forma financial information of the Registrant as of September 30, 1998, for the periods ended September 30, 1998 and 1997, and for the years ended December 31, 1997, 1996 and 1995, have previously been filed with the Commission on February 4, 1999 as part of the Registrant's Registration Statement on Form S-4 (Reg. No. 333-71747) and are incorporated herein by reference.

               (c)  Exhibits.

                    2.1 Agreement and Plan of Merger, dated as of October 20, 1998, by and between Newell Co., Rooster Company and Rubbermaid Incorporated (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated October 20,
                         1998).

                    3.1 Restated Certificate of Incorporation of Newell Rubbermaid Inc., as amended.

                    3.2  By-Laws of Newell Rubbermaid Inc., as amended.

                    23.1 Consent of KPMG LLP.

                    99.1 Text of joint press release of Newell Co. and
                         Rubbermaid Incorporated issued March 24, 1999.




















                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEWELL RUBBERMAID INC.
                                             (Registrant)



          Date: March 24, 1999               By:  /s/ Dale L. Matschullat
                                                  ------------------------
                                                  Dale L. Matschullat
                                                  Vice President -- General
                                                  Counsel











































                                    EXHIBIT INDEX
                                    -------------


          EXHIBIT
          NO.       DESCRIPTION
          -------   -----------

          2.1 Agreement and Plan of Merger, dated as of October 20, 1998, by and between Newell Co., Rooster Company and Rubbermaid Incorporated (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated October 20, 1998).

          3.1 Restated Certificate of Incorporation of Newell Rubbermaid Inc., as amended.

          3.2       By-Laws of Newell Rubbermaid Inc., as amended.

          23.1      Consent of KPMG LLP.

          99.1 Text of joint press release of Newell Co. and Rubbermaid Incorporated issued March 24, 1999.